UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019 (April 16, 2019)

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

First Quarter 2019 Results

On April 16, 2019, BlackRock, Inc. (the “Company”) reported results of operations for the three months ended March 31, 2019.

FINANCIAL RESULTS

	Q1	Q1
(in millions, except per share data)	2019	2018
AUM	$6,515,345	$6,316,984
% change	3%
Total net flows	$64,666	$56,946
GAAP basis:
Revenue	$3,346	$3,583
% change	(7)%
Operating income	$1,233	$1,375
% change	(10)%
Operating margin	36.8%	38.4%
Net income(1)	$1,053	$1,089
% change	(3)%
Diluted EPS	$6.61	$6.68
% change	(1)%
Weighted average diluted shares	159.3	162.9
% change	(2)%
As Adjusted:
Operating income(2)	$1,233	$1,378
% change	(11)%
Operating margin(2)	41.9%	44.1%
Net income(1) (2)	$1,053	$1,092
% change	(4)%
Diluted EPS(2)	$6.61	$6.70
% change	(1)%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 10-11 for more information on as adjusted items and the reconciliation to GAAP.

NET FLOW HIGHLIGHTS

	Q1	LTM(1)
(in billions)	2019	2019
Long-term net flows:	$59.0	$127.7
By region:
Americas	$40.0	$140.8
EMEA	21.9	3.3
APAC	(2.9)	(16.4)
By client type:
Retail:	$(0.8)	$1.6
US	3.2	18.8
International	(4.0)	(17.2)
iShares®:	$30.7	$163.6
Core	19.5	93.4
Non-Core	11.2	70.2
Institutional:	$29.1	$(37.5)
Active	15.4	12.9
Index	13.7	(50.4)
Cash management net flows:	$5.7	$3.0

(1)	Amounts represent rolling last twelve months long-term net flows as of March 31, 2019.

BUSINESS RESULTS

				March 31, 2019	Q1 2019
	Q1 2019	March 31, 2019	Q1 2019	AUM	Base fees(1)
(in millions), (unaudited)	Net flows	AUM	Base fees(1)	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$(813)	$646,355	$826	10%	29%
iShares ETFs	30,688	1,924,710	1,091	30%	39%
Institutional:
Active	15,367	1,160,150	500	17%	18%
Index	13,757	2,327,080	247	36%	9%

Total institutional	29,124	3,487,230	747	53%	27%

Long-term	58,999	6,058,295	2,664	93%	95%
Cash management	5,666	455,271	141	7%	5%
Advisory	1	1,779	—	—	—

Total	$64,666	$6,515,345	$2,805	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$13,603	$1,724,875	$1,307	26%	47%
Index and iShares ETFs	45,396	4,333,420	1,357	67%	48%

Long-term	58,999	6,058,295	2,664	93%	95%
Cash management	5,666	455,271	141	7%	5%
Advisory	1	1,779	—	—	—

Total	$64,666	$6,515,345	$2,805	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$(26,077)	$3,375,885	$1,386	52%	49%
Fixed income	79,923	2,029,966	774	31%	28%
Multi-asset	(1,655)	499,520	276	8%	10%
Alternatives	6,808	152,924	228	2%	8%

Long-term	58,999	6,058,295	2,664	93%	95%
Cash management	5,666	455,271	141	7%	5%
Advisory	1	1,779	—	—	—

Total	$64,666	$6,515,345	$2,805	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

INVESTMENT PERFORMANCE AT MARCH 31, 2019(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	61%	83%	85%
Tax-exempt	28%	78%	76%
Index AUM within or above applicable tolerance	98%	99%	98%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	63%	73%	83%
Systematic	27%	87%	87%
Index AUM within or above applicable tolerance	97%	99%	98%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 12 for performance disclosure detail.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	March 31,				December 31,
	2019	2018	Change		2018	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,805	$2,947	$(142)		$2,779	$26
Investment advisory performance fees	26	70	(44)		100	(74)
Technology services revenue	204	184	20		203	1
Distribution fees	262	311	(49)		271	(9)
Advisory and other revenue	49	71	(22)		81	(32)

Total revenue	3,346	3,583	(237)		3,434	(88)

Expense
Employee compensation and benefits	1,064	1,121	(57)		1,020	44
Distribution and servicing costs	404	432	(28)		420	(16)
Direct fund expense	242	261	(19)		224	18
General and administration	388	383	5		449	(61)
Restructuring charge	—	—	—		60	(60)
Amortization of intangible assets	15	11	4		15	—

Total expense	2,113	2,208	(95)		2,188	(75)

Operating income	1,233	1,375	(142)		1,246	(13)
Nonoperating income (expense)
Net gain (loss) on investments	142	15	127		(67)	209
Interest and dividend income	29	15	14		41	(12)
Interest expense	(46)	(46)	—		(46)	—

Total nonoperating income (expense)	125	(16)	141		(72)	197

Income before income taxes	1,358	1,359	(1)		1,174	184
Income tax expense	298	265	33		247	51

Net income	1,060	1,094	(34)		927	133

Less:
Net income (loss) attributable to noncontrolling interests	7	5	2		—	7

Net income attributable to BlackRock, Inc.	$1,053	$1,089	$(36)		$927	$126

Weighted-average common shares outstanding
Basic	158,268,034	161,250,018	(2,981,984)		158,859,998	(591,964)
Diluted	159,348,431	162,918,961	(3,570,530)		160,450,266	(1,101,835)
Earnings per share attributable to BlackRock, Inc. common stockholders (3)
Basic	$6.65	$6.75	$(0.10)		$5.84	$0.81
Diluted	$6.61	$6.68	$(0.07)		$5.78	$0.83
Cash dividends declared and paid per share	$3.30	$2.88	$0.42		$3.13	$0.17
Supplemental information:
AUM (end of period)	$6,515,345	$6,316,984	$198,361		$5,975,818	$539,527
Shares outstanding (end of period)	155,323,503	161,275,008	(5,951,505)		158,520,147	(3,196,644)
GAAP:
Operating margin	36.8%	38.4%	(160	) bps	36.3%	50	bps
Effective tax rate	22.1%	19.6%	250	bps	21.0%	110	bps
As adjusted:
Operating income (1)	$1,233	$1,378	$(145)		$1,310	$(77)
Operating margin (1)	41.9%	44.1%	(220	) bps	43.5%	(160	) bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests	$118	$(21)	$139		$(72)	$190
Net income attributable to BlackRock, Inc. (2)	$1,053	$1,092	$(39)		$975	$78
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (2) (3)	$6.61	$6.70	$(0.09)		$6.08	$0.53
Effective tax rate	22.1%	19.6%	250	bps	21.2%	90	bps

See pages 10-11 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type

		Net
	December 31,	inflows	Market		March 31,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Retail:
Equity	$205,714	$(3,613)	$23,370	$521	$225,992	$219,245
Fixed income	271,588	5,929	4,099	(50)	281,566	277,587
Multi-asset	113,417	(3,692)	8,086	87	117,898	116,924
Alternatives	20,131	563	226	(21)	20,899	20,495

Retail subtotal	610,850	(813)	35,781	537	646,355	634,251
iShares ETFs:
Equity	1,274,262	(1,622)	151,100	(536)	1,423,204	1,369,626
Fixed income	427,596	32,203	12,010	(648)	471,161	451,119
Multi-asset	4,485	(636)	320	2	4,171	4,204
Alternatives	25,082	743	354	(5)	26,174	26,119

iShares ETFs subtotal	1,731,425	30,688	163,784	(1,187)	1,924,710	1,851,068
Institutional:
Active:
Equity	110,976	(5,536)	12,941	272	118,653	117,018
Fixed income	538,961	12,992	18,942	418	571,313	551,584
Multi-asset	336,237	2,591	30,680	(462)	369,046	355,060
Alternatives	93,805	5,320	1,905	108	101,138	98,044

Active subtotal	1,079,979	15,367	64,468	336	1,160,150	1,121,706
Index:
Equity	1,444,873	(15,306)	177,919	550	1,608,036	1,558,876
Fixed income	646,272	28,799	25,821	5,034	705,926	676,391
Multi-asset	7,745	82	600	(22)	8,405	8,182
Alternatives	4,340	182	157	34	4,713	4,511

Index subtotal	2,103,230	13,757	204,497	5,596	2,327,080	2,247,960

Institutional subtotal	3,183,209	29,124	268,965	5,932	3,487,230	3,369,666

Long-term	5,525,484	58,999	468,530	5,282	6,058,295	5,854,985
Cash management	448,565	5,666	676	364	455,271	450,140
Advisory (3)	1,769	1	3	6	1,779	1,778

Total	$5,975,818	$64,666	$469,209	$5,652	$6,515,345	$6,306,903

Current Quarter Component Changes by Investment Style and Product Type (Long-term)

		Net
	December 31,	inflows	Market		March 31,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Active:
Equity	$258,205	$(9,464)	$29,893	$310	$278,944	$273,333
Fixed income	795,985	18,285	22,525	155	836,950	813,821
Multi-asset	449,654	(1,101)	38,766	(375)	486,944	471,984
Alternatives	113,936	5,883	2,131	87	122,037	118,539

Active subtotal	1,617,780	13,603	93,315	177	1,724,875	1,677,677
Index and iShares ETFs:
iShares ETFs:
Equity	1,274,262	(1,622)	151,100	(536)	1,423,204	1,369,626
Fixed income	427,596	32,203	12,010	(648)	471,161	451,119
Multi-asset	4,485	(636)	320	2	4,171	4,204
Alternatives	25,082	743	354	(5)	26,174	26,119

iShares ETFs subtotal	1,731,425	30,688	163,784	(1,187)	1,924,710	1,851,068
Non-ETF Index:
Equity	1,503,358	(14,991)	184,337	1,033	1,673,737	1,621,806
Fixed income	660,836	29,435	26,337	5,247	721,855	691,741
Multi-asset	7,745	82	600	(22)	8,405	8,182
Alternatives	4,340	182	157	34	4,713	4,511

Non-ETF Index subtotal	2,176,279	14,708	211,431	6,292	2,408,710	2,326,240

Index & iShares ETFs subtotal	3,907,704	45,396	375,215	5,105	4,333,420	4,177,308

Long-term	$5,525,484	$58,999	$468,530	$5,282	$6,058,295	$5,854,985

Current Quarter Component Changes by Product Type (Long-term)

		Net
	December 31,	inflows	Market		March 31,
	2018	(outflows)	change	FX impact (1)	2019	Average AUM (2)
Equity	$3,035,825	$(26,077)	$365,330	$807	$3,375,885	$3,264,765
Fixed income	1,884,417	79,923	60,872	4,754	2,029,966	1,956,681
Multi-asset	461,884	(1,655)	39,686	(395)	499,520	484,370
Alternatives:
Illiquid alternatives	59,827	5,938	600	97	66,462	63,757
Liquid alternatives	51,718	(99)	1,494	5	53,118	52,362
Currency and commodities(4)	31,813	969	548	14	33,344	33,050

Alternatives subtotal	143,358	6,808	2,642	116	152,924	149,169

Long-term	$5,525,484	$58,999	$468,530	$5,282	$6,058,295	$5,854,985

(1)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type

		Net	Acquisitions
	March 31,	inflows	and	Market		March 31,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Retail:
Equity	$232,955	$(5,771)	$2,137	$2,077	$(5,406)	$225,992	$228,018
Fixed income	266,571	7,411	14,070	(2,343)	(4,143)	281,566	273,072
Multi-asset	121,601	(2,813)	2,519	(2,465)	(944)	117,898	119,768
Alternatives	17,236	2,753	1,628	(427)	(291)	20,899	19,305

Retail subtotal	638,363	1,580	20,354	(3,158)	(10,784)	646,355	640,163
iShares ETFs:
Equity	1,344,564	81,482	—	9,013	(11,855)	1,423,204	1,367,394
Fixed income	394,191	79,923	—	3,410	(6,363)	471,161	418,978
Multi-asset	3,766	366	—	43	(4)	4,171	3,908
Alternatives	25,404	1,804	—	(933)	(101)	26,174	25,078

iShares ETFs subtotal	1,767,925	163,575	—	11,533	(18,323)	1,924,710	1,815,358
Institutional:
Active:
Equity	136,470	(13,136)	(4,296)	3,196	(3,581)	118,653	126,525
Fixed income	563,572	(3,640)	2,417	18,775	(9,811)	571,313	551,214
Multi-asset	343,344	18,645	(1,593)	19,190	(10,540)	369,046	351,477
Alternatives	87,060	11,004	3,374	1,674	(1,974)	101,138	91,929

Active subtotal	1,130,446	12,873	(98)	42,835	(25,906)	1,160,150	1,121,145
Index:
Equity	1,649,248	(100,000)	4,749	84,973	(30,934)	1,608,036	1,624,596
Fixed income	662,189	48,657	2,051	23,973	(30,944)	705,926	651,967
Multi-asset	7,986	1,047	(243)	(167)	(218)	8,405	7,965
Alternatives	4,904	(30)	1	(27)	(135)	4,713	4,610

Index subtotal	2,324,327	(50,326)	6,558	108,752	(62,231)	2,327,080	2,289,138

Institutional subtotal	3,454,773	(37,453)	6,460	151,587	(88,137)	3,487,230	3,410,283

Long-term	5,861,061	127,702	26,814	159,962	(117,244)	6,058,295	5,865,804
Cash management	454,784	2,971	686	2,184	(5,354)	455,271	453,287
Advisory (4)	1,139	676	—	22	(58)	1,779	1,473

Total	$6,316,984	$131,349	$27,500	$162,168	$(122,656)	$6,515,345	$6,320,564

Year-over-Year Component Changes by Investment Style and Product Type (Long-term)

		Net	Acquisitions
	March 31,	inflows	and	Market		March 31,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Active:
Equity	$308,367	$(22,909)	$(2,160)	$2,532	$(6,886)	$278,944	$291,305
Fixed income	816,274	1,419	16,487	15,878	(13,108)	836,950	809,653
Multi-asset	464,945	15,832	926	16,725	(11,484)	486,944	471,245
Alternatives	104,297	13,756	5,002	1,247	(2,265)	122,037	111,234

Active subtotal	1,693,883	8,098	20,255	36,382	(33,743)	1,724,875	1,683,437
Index and iShares ETFs:
iShares ETFs
Equity	1,344,564	81,482	—	9,013	(11,855)	1,423,204	1,367,394
Fixed income	394,191	79,923	—	3,410	(6,363)	471,161	418,978
Multi-asset	3,766	366	—	43	(4)	4,171	3,908
Alternatives	25,404	1,804	—	(933)	(101)	26,174	25,078

iShares ETFs subtotal	1,767,925	163,575	—	11,533	(18,323)	1,924,710	1,815,358
Non-ETF Index
Equity	1,710,306	(95,998)	4,750	87,714	(33,035)	1,673,737	1,687,834
Fixed income	676,058	51,009	2,051	24,527	(31,790)	721,855	666,600
Multi-asset	7,986	1,047	(243)	(167)	(218)	8,405	7,965
Alternatives	4,903	(29)	1	(27)	(135)	4,713	4,610

Non-ETF Index subtotal	2,399,253	(43,971)	6,559	112,047	(65,178)	2,408,710	2,367,009

Index & iShares ETFs subtotal	4,167,178	119,604	6,559	123,580	(83,501)	4,333,420	4,182,367

Long-term	$5,861,061	$127,702	$26,814	$159,962	$(117,244)	$6,058,295	$5,865,804

Year-over-Year Component Changes by Product Type (Long-term)
		Net	Acquisitions
	March 31,	inflows	and	Market		March 31,
	2018	(outflows)	dispositions(1)	change	FX impact (2)	2019	Average AUM (3)
Equity	$3,363,237	$(37,425)	$2,590	$99,259	$(51,776)	$3,375,885	$3,346,533
Fixed income	1,886,523	132,351	18,538	43,815	(51,261)	2,029,966	1,895,231
Multi-asset	476,697	17,245	683	16,601	(11,706)	499,520	483,118
Alternatives:
Illiquid alternatives	49,472	11,965	4,968	1,238	(1,181)	66,462	56,670
Liquid alternatives	52,091	1,932	28	77	(1,010)	53,118	52,039
Currency and commodities(5)	33,041	1,634	7	(1,028)	(310)	33,344	32,213

Alternatives subtotal	134,604	15,531	5,003	287	(2,501)	152,924	140,922

Long-term	$5,861,061	$127,702	$26,814	$159,962	$(117,244)	$6,058,295	$5,865,804

(1)

Amounts include net AUM from the acquisitions of Tennenbaum Capital Partners in August 2018 and the asset management business of Citibanamex in September 2018, AUM reclassifications and net dispositions related to the transfer of BlackRock’s UK Defined Contribution Administration and Platform business to Aegon N.V. in July 2018, and net AUM dispositions related to the sale of BlackRock’s minority interest in DSP BlackRock Investment Managers Pvt. Ltd. to The DSP Group in August 2018.

(2)	Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2019	2018	Change	2018	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$375	$438	$(63)	$385	$(10)
iShares ETFs	847	926	(79)	827	20
Non-ETF Index	164	176	(12)	153	11

Equity subtotal	1,386	1,540	(154)	1,365	21
Fixed income:
Active	457	456	1	466	(9)
iShares ETFs	220	208	12	205	15
Non-ETF Index	97	93	4	95	2

Fixed income subtotal	774	757	17	766	8
Multi-asset	276	296	(20)	287	(11)
Alternatives:
Illiquid alternatives	110	77	33	99	11
Liquid alternatives	94	101	(7)	94	—
Currency and commodities	24	25	(1)	23	1

Alternatives subtotal	228	203	25	216	12

Long-term	2,664	2,796	(132)	2,634	30
Cash management	141	151	(10)	145	(4)

Total base fees	2,805	2,947	(142)	2,779	26
Investment advisory performance fees:
Equity	—	18	(18)	23	(23)
Fixed income	2	3	(1)	6	(4)
Multi-asset	—	5	(5)	4	(4)
Alternatives:
Illiquid alternatives	20	—	20	48	(28)
Liquid alternatives	4	44	(40)	19	(15)

Alternatives subtotal	24	44	(20)	67	(43)

Total performance fees	26	70	(44)	100	(74)
Technology services revenue	204	184	20	203	1
Distribution fees:
Retrocessions	161	192	(31)	168	(7)
12b-1 fees (US mutual funds distribution fees)	89	108	(19)	93	(4)
Other	12	11	1	10	2

Total distribution fees	262	311	(49)	271	(9)
Advisory and other revenue:
Advisory	19	21	(2)	33	(14)
Other	30	50	(20)	48	(18)

Total advisory and other revenue	49	71	(22)	81	(32)

Total revenue	$3,346	$3,583	$(237)	$3,434	$(88)

Highlights

•

Investment advisory, administration fees and securities lending revenue decreased $142 million from the first quarter of 2018, primarily driven by the negative impact of markets and foreign exchange on average AUM and the impact of strategic pricing investments, partially offset by the positive impact of acquisitions and organic growth. Securities lending revenue of $148 million in the current quarter compared with $155 million in first quarter of 2018.

Investment advisory, administration fees and securities lending revenue increased $26 million from the fourth quarter of 2018, driven by the impact of higher average AUM and higher securities lending revenue, partially offset by the effect of two less days in the quarter. Securities lending revenue of $148 million in the current quarter compared with $129 million in the fourth quarter of 2018.

•

Performance fees decreased $44 million from the first quarter of 2018, primarily reflecting lower revenue from liquid alternatives and long-only products, partially offset by higher revenue from illiquid alternatives.

Performance fees decreased $74 million from the fourth quarter of 2018, primarily due to a seasonally higher number of funds with a performance measurement period that ended in the fourth quarter of 2018.

•	Technology services revenue increased $20 million from the first quarter of 2018, primarily reflecting higher revenue from Aladdin.

•	Advisory and other revenue decreased $22 million from the first quarter of 2018, primarily reflecting lower earnings from an equity method investment.

Advisory and other revenue decreased $32 million from the fourth quarter of 2018, primarily reflecting lower fees from advisory and transition management assignments.

SUMMARY OF OPERATING EXPENSE

	Three			Three
	Months Ended			Months Ended
	March 31,			December 31,
(in millions), (unaudited)	2019	2018	Change	2018	Change
Operating expense
Employee compensation and benefits	$1,064	$1,121	$(57)	$1,020	$44
Distribution and servicing costs:
Retrocessions	161	192	(31)	168	(7)
12b-1 costs	88	106	(18)	92	(4)
Other	155	134	21	160	(5)

Total distribution and servicing costs	404	432	(28)	420	(16)
Direct fund expense	242	261	(19)	224	18
General and administration:
Marketing and promotional	81	85	(4)	108	(27)
Occupancy and office related	74	74	—	73	1
Portfolio services	62	70	(8)	68	(6)
Technology	69	53	16	62	7
Professional services	33	32	1	47	(14)
Communications	9	10	(1)	9	—
Foreign exchange remeasurement	8	1	7	4	4
Contingent consideration fair value adjustments	6	6	—	31	(25)
Product launch costs	—	11	(11)	—	—
Other general and administration	46	41	5	47	(1)

Total general and administration expense	388	383	5	449	(61)
Restructuring charge	—	—	—	60	(60)
Amortization of intangible assets	15	11	4	15	—

Total operating expense	$2,113	$2,208	$(95)	$2,188	$(75)

Highlights

•	Employee compensation and benefits expense decreased $57 million from the first quarter of 2018, primarily reflecting lower incentive compensation, driven in part by lower operating income.

Employee compensation and benefits expense increased $44 million from the fourth quarter of 2018, primarily reflecting higher seasonal payroll taxes and an increase in stock-based compensation expense related to the effect of additional grants at the end of January 2019, partially offset by lower incentive compensation, driven in part by lower performance fees and operating income.

•

General and administration expense increased $5 million from the first quarter of 2018, primarily due to higher technology expense, partially offset by the impact of product launch costs recorded in the first quarter of 2018.

General and administration expense decreased $61 million from the fourth quarter of 2018, primarily due to seasonally lower marketing and promotional expense, lower professional services expense, and the impact of contingent consideration fair value adjustments related to prior acquisitions recorded in the fourth quarter of 2018.

•

In the fourth quarter of 2018, a restructuring charge of $60 million, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, was recorded in connection with an initiative to modify the size and shape of the workforce.

INCOME TAX EXPENSE

	Three				Three
	Months Ended				Months Ended
	March 31,				December 31,
(in millions), (unaudited)	2019	2018	Change		2018	Change
Income tax expense	$298	$265	$33		$247	$51
Effective tax rate	22.1%	19.6%	250	bps	21.0%	110	bps

Highlights

•

First quarter 2019 and 2018 income tax expense included $22 million and $56 million, respectively, of discrete tax benefits related to stock-based compensation awards that vested in the first quarter of each respective year.

SUMMARY AND RECONCILIATION OF US GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), AS ADJUSTED

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2019	2018	Change	2018	Change
Nonoperating income (expense), GAAP basis	$125	$(16)	$141	$(72)	$197
Less: Net income (loss) attributable to noncontrolling interests (“NCI”)	7	5	2	—	7

Nonoperating income (expense), as adjusted(1)(2)	$118	$(21)	$139	$(72)	$190

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2019	2018	Change	2018	Change
Net gain (loss) on investments(1)(2)
Private equity	$—	$1	$(1)	$(15)	$15
Real assets	6	5	1	2	4
Other alternatives(3)	8	3	5	(3)	11
Other investments(4)	73	1	72	(50)	123

Subtotal	87	10	77	(66)	153
Other gains(5)	48	—	48	(1)	49

Total net gain (loss) on investments(1)(2)	135	10	125	(67)	202
Interest and dividend income	29	15	14	41	(12)
Interest expense	(46)	(46)	—	(46)	—

Net interest expense	(17)	(31)	14	(5)	(12)

Nonoperating income (expense), as adjusted(1)(2)	$118	$(21)	$139	$(72)	$190

(1)	Net of net income (loss) attributable to NCI.
(2)

Management believes nonoperating income (expense), as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to results. For more information on other as adjusted items and the reconciliation to GAAP see notes (1) through (3) to the condensed consolidated statements of income and supplemental information on pages 10-11.

(3)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(4)	Amounts primarily include net gains (losses) related to equity and fixed income investments.
(5)	Amounts primarily include noncash pre-tax gains related to the revaluation of certain minority strategic investments.

RECONCILIATION OF US GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2019	2018	2018
Operating income, GAAP basis	$1,233	$1,375	$1,246
Non-GAAP expense adjustments:
Restructuring charge	—	—	60
PNC LTIP funding obligation	—	3	4

Operating income, as adjusted (1)	1,233	1,378	1,310
Product launch costs and commissions	—	12	—

Operating income used for operating margin measurement	$1,233	$1,390	$1,310

Revenue, GAAP basis	$3,346	$3,583	$3,434
Non-GAAP adjustment:
Distribution and servicing costs	(404)	(432)	(420)

Revenue used for operating margin measurement	$2,942	$3,151	$3,014

Operating margin, GAAP basis	36.8%	38.4%	36.3%

Operating margin, as adjusted (1)	41.9%	44.1%	43.5%

See note (1) to the condensed consolidated statements of income and supplemental information on page 11 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF US GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2019	2018	2018
Net income attributable to BlackRock, Inc., GAAP basis	$1,053	$1,089	$927
Non-GAAP adjustments:
Restructuring charge, net of tax	—	—	47
PNC LTIP funding obligation, net of tax	—	3	3
Income tax matters	—	—	(2)

Net income attributable to BlackRock, Inc., as adjusted (2)	$1,053	$1,092	$975

Diluted weighted-average common shares outstanding (3)	159.3	162.9	160.5
Diluted earnings per common share, GAAP basis (3)	$6.61	$6.68	$5.78
Diluted earnings per common share, as adjusted (2) (3)	$6.61	$6.70	$6.08

See notes (2) and (3) to the condensed consolidated statements of income and supplemental information on page 11 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•

Operating income, as adjusted, includes non-GAAP expense adjustments. A restructuring charge, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, has been excluded to provide more meaningful analysis of BlackRock’s ongoing operations and to ensure comparability among periods presented. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value.

•

Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to third parties. Management believes such costs represent a benchmark for the amount of revenue passed through to external parties who distribute the Company’s products. BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to distribution and servicing costs as a proxy for such offsetting revenue.

(2) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation and restructuring charge.

For each period presented, the non-GAAP adjustment related to the restructuring charge and PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. Amounts for income tax matters represent net noncash (benefits) expense primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted divided by diluted weighted average common shares outstanding.

(3) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

FORWARD-LOOKING STATEMENTS

This filing, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this filing, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this filing.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2019 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 28, 2019. The performance data does not include accounts terminated prior to March 31, 2019 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2019 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

	By:	/s/ Gary S. Shedlin
Date: April 17, 2019	Gary S. Shedlin
Chief Financial Officer and
Senior Managing Director